                                                                  Exhibit 99.2


                                         WESTINGHOUSE ELECTRIC CORPORATION
                                     CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                               1995 AND 1994 BY QUARTER
                                                     (unaudited)

(in millions except per share data)              Three Months Ended    Three Months Ended    Six Months Ended
                                                      March 31              June 30              June 30
                                                 -----------------     ------------------    -----------------
                                                   1995       1994       1995       1994      1995       1994
                                                   ----       ----       ----       ----      ----       ----
Sales and operating revenues                     $1,294     $1,193     $1,531     $1,475     $2,825     $2,668

Operating costs and expenses                     (1,267)    (1,172)    (1,447)    (1,381)    (2,714)    (2,553)
                                                 -------    -------   --------    -------    -------    -------
Operating profit                                     27         21         84         94        111        115
     Operating profit margin                        2.1%       1.8%       5.5%       6.4%       3.9%       4.3%

Other income and expenses, net                       (2)        39          1          7         (1)        46

Interest expense                                    (44)       (36)       (47)       (34)       (91)       (70)
                                                 -------     ------     ------     ------     ------     ------

Income (loss) from Continuing Operations before
  income taxes and minority interest                (19)        24         38         67         19         91

Income taxes                                         10         (7)       (12)       (23)        (2)       (30)
  Effective tax rate                               53.9%      28.5%      31.9%      33.9%      10.2%      32.5%

Minority interest                                    (2)         1         (3)        (3)        (5)        (2)
                                                 ------     ------     ------     ------     ------     ------
Income (loss) from Continuing Operations           ($11)       $18        $23        $41        $12        $59

Discontinued Operations, net of income taxes:
   Income (loss) from Discontinued Operations        26         18         36         34         62         52

   Estimated loss on disposal of Discontinued
       Operations                                     -          -          -          -          -          -
                                                 ------     ------     ------     ------     ------     ------
Income (loss) Discontinued Operations                26         18         36         34         62         52
                                                 ------     ------     ------     ------     ------     ------

Cumulative effect of changes in accounting
   principles:
       Other postemployment benefits                  -          -          -          -          -          -
       Other postretirement benefits                  -          -          -          -          -          -
       Income taxes                                   -          -          -          -          -          -

Net Income (loss)                                   $15        $36        $59        $75        $74       $111
                                                 ======     ======     ======     ======     ======     ======

Dividend requirements for Series B
    preferred stock                                  13         13         12         12         25         25

Net income (loss) applicable to common stock         $2        $23        $47        $63        $49        $86
                                                 ======     ======     ======     ======     ======     ======

Average shares outstanding - primary                398        357        399        394        398        373
Average shares outstanding - fully diluted          398        357        399        394        399        373

Primary earnings (loss) per common share:
   Continuing Operations                         ($0.06)     $0.02      $0.03      $0.07     ($0.03)     $0.09
   Discontinued Operations                        $0.07      $0.05      $0.09      $0.09      $0.15      $0.14
   Cumulative effect of changes in
       accounting principles                      $0.00      $0.00      $0.00      $0.00      $0.00      $0.00
                                                 ------     ------     ------     ------     ------     ------
   Primary earnings (loss) per common share       $0.01      $0.07      $0.12      $0.16      $0.12      $0.23
                                                 ======     ======     ======     ======     ======     ======

Fully diluted earnings (loss) per common share:
   Continuing Operations                         ($0.06)     $0.02      $0.03      $0.07     ($0.03)     $0.09
   Discontinued Operations                        $0.07      $0.05      $0.09      $0.09      $0.15      $0.14
   Cumulative effect of changes in
       accounting principles                      $0.00      $0.00      $0.00      $0.00      $0.00      $0.00
                                                 ------     ------     ------     ------     ------     ------

   Fully diluted earnings (loss) per
      common share                                $0.01      $0.07      $0.12      $0.16      $0.12      $0.23
                                                 ======     ======     ======     ======     ======     ======


                               WESTINGHOUSE ELECTRIC CORPORATION
                           CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                   1995 AND 1994 BY QUARTER
                                         (unaudited)

(in millions except per share data)               Three Months Ended     Nine Months Ended
                                                     September 30          September 30
                                                  ------------------     -----------------
                                                   1995       1994       1995       1994
                                                   ----       ----       ----       ----
Sales and operating revenues                      $1,378     $1,469     $4,203     $4,137

Operating costs and expenses                      (1,433)    (1,360)    (4,147)    (3,913)
                                                  ------     ------     ------     ------

Operating profit                                     (55)       109         56        224
     Operating profit margin                        -4.0%       7.4%       1.3%       5.4%

Other income and expenses, net                       136          0        135         46

Interest expense                                     (43)       (33)      (134)      (103)
                                                  ------     ------     ------     ------


Income (loss) from Continuing Operations before       38         76         57        167
  Income taxes and minority interest

Income taxes                                         (15)       (26)       (17)       (56)
  Effective tax rate                                40.6%      34.1%      30.1%      33.2%

Minority interest                                     (1)        (4)        (6)        (6)
                                                  ------     ------     ------     ------

Income (loss) from Continuing Operations             $22        $46        $34       $105

Discontinued Operations, net of income taxes:
   Income (loss) from Discontinued Operations          2         27         64         79

   Estimated loss on disposal of Discontinued
       Operations                                    (76)         -        (76)         -
                                                  ------     ------     ------     ------

Income (loss) Discontinued Operations                (74)        27        (12)        79
                                                  ------     ------     ------     ------


Cumulative effect of changes in accounting
   principles:
       Other postemployment benefits                   -          -          -          -
       Other postretirement benefits                   -          -          -          -
       Income taxes                                    -          -          -          -

Net Income (loss)
                                                    ($52)       $73        $22       $184
                                                  ======     ======     ======     ======
Dividend requirements for Series B
    preferred stock                                    9         13         34         38

Net income (loss) applicable to common stock        ($61)       $60       ($12)      $146
                                                  ======     ======     ======     ======

Average shares outstanding - primary                 409        395        403        380
Average shares outstanding - fully diluted           434        396        432        380

Primary earnings (loss) per common share:
   Continuing Operations                           $0.03      $0.08     ($0.00)     $0.17
   Discontinued Operations                        ($0.18)     $0.07     ($0.03)     $0.21
   Cumulative effect of changes in
       accounting principles                       $0.00      $0.00      $0.00      $0.00
                                                  ------     ------     ------     ------
   Primary earnings (loss) per common share       ($0.15)     $0.15     ($0.03)     $0.38
                                                  ======     ======     ======     ======
Fully diluted earnings (loss) per common share:
   Continuing Operations                           $0.05      $0.08      $0.08      $0.17
   Discontinued Operations                        ($0.17)     $0.07     ($0.03)     $0.21
   Cumulative effect of changes in
       accounting principles                       $0.00      $0.00      $0.00      $0.00
                                                  ------     ------     ------     ------
   Fully diluted earnings (loss) per
      common share                                ($0.12)     $0.15      $0.05      $0.38
                                                  ======     ======     ======     ======


                                   WESTINGHOUSE ELECTRIC CORPORATION
                               CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                       1995 AND 1994 BY QUARTER
                                             (unaudited)

(in millions except per share data)                        Three Months Ended   Twelve Months Ended
                                                               December 31           December 31
                                                          -------------------   -------------------
                                                            1995      1994       1995       1994
                                                            ----      ----       ----       ----
Sales and operating revenues                               $2,093     $1,752     $6,296     $5,889

Operating costs and expenses                               (2,105)    (1,571)    (6,252)    (5,484)
                                                           ------     ------     ------     ------

Operating profit                                              (12)       181         44        405
     Operating profit margin                                 -0.6%      10.3%       0.7%       6.9%

Other income and expenses, net                                 14       (334)       149       (288)

Interest expense                                              (99)       (31)      (233)      (134)
                                                           ------     ------     ------     ------

Income (loss) from Continuing Operations before
  income taxes and minority interest                          (97)      (184)       (40)       (17)

Income taxes                                                   24         69          7         13
  Effective tax rate                                         24.4%      37.2%      16.3%      75.5%

Minority interest                                              (5)        (3)       (11)        (9)
                                                           ------     ------     ------     ------

Income (loss) from Continuing Operations                     ($78)     ($118)      ($44)      ($13)

Discontinued Operations, net of income taxes:
   Income (loss) from Discontinued Operations                  71         11        135         90

   Estimated loss on disposal of Discontinued
       Operations                                                -          -       (76)          -
                                                           ------     ------     ------     ------

Income (loss) Discontinued Operations                          71         11         59         90
                                                           ------     ------     ------     ------

Cumulative effect of changes in accounting
   principles:
       Other postemployment benefits                            -          -          -          -
       Other postretirement benefits                            -          -          -          -
       Income taxes                                             -          -          -          -

Net Income (loss)                                             ($7)     ($107)       $15        $77
                                                           ======     ======     ======     ======

Dividend requirements for Series B
    preferred stock                                             0         12         34         50

Net income (loss) applicable to common stock                  ($7)     ($119)      ($19)       $27
                                                           ======     ======     ======     ======

Average shares outstanding - primary                          435        397        410        384
Average shares outstanding - fully diluted                    436        397        433        384

Primary earnings (loss) per common share:
   Continuing Operations                                   ($0.18)    ($0.33)    ($0.19)    ($0.16)
   Discontinued Operations                                  $0.16      $0.03      $0.14      $0.23
   Cumulative effect of changes in
       accounting principles                                $0.00      $0.00      $0.00      $0.00
                                                           ------     ------     ------     ------

   Primary earnings (loss) per common share                ($0.02)    ($0.30)    ($0.05)     $0.07
                                                           ======     ======     ======     ======

Fully diluted earnings (loss) per common share:
   Continuing Operations                                   ($0.18)    ($0.33)    ($0.10)    ($0.16)
   Discontinued Operations                                  $0.16      $0.03      $0.13      $0.23
   Cumulative effect of changes in
       accounting principles                                $0.00      $0.00      $0.00      $0.00
                                                           ------     ------     ------     ------

   Fully diluted earnings (loss) per common share          ($0.02)    ($0.30)     $0.03      $0.07
                                                           ======     ======     ======     ======

                       WESTINGHOUSE ELECTRIC CORPORATION
                  CONDENSED CONSOLIDATED STATEMENT OF INCOME
                        TOTAL YEAR 1993, 1992, AND 1991
                                  (unaudited)

(in millions except per share data)

                                                         --------      --------      --------
                                                           1993           1992         1991
                                                         --------      --------      --------
Sales and operating revenues                             $5,779         $5,800        $5,681

Operating costs and expenses                             (5,813)        (5,319)       (5,306)
                                                         -------       --------      --------

Operating profit                                            (34)           481           375
     Operating profit margin                               -0.6%           8.3%          6.6%

Other income and expenses, net                             (154)            (37)          (6)

Interest expense                                           (165)           (169)        (176)
                                                         -------       ---------     --------

Income (loss) from Continuing Operations before
  income taxes and minority interest                       (353)            275          193

Income taxes                                                116             (84)         (50)
  Effective tax rate                                       32.9%           30.4%        26.0%

Minority interest                                            (9)             (5)          (2)
                                                         -------         ---------   --------

Income (loss) from Continuing Operations                  ($246)           $186         $141

Discontinued Operations, net of income taxes:
   Income (loss) from Discontinued Operations                71             141       (1,227)

   Estimated loss on disposal of Discontinued
       Operations                                           (95)         (1,383)           -
                                                         --------        --------    --------

Income (loss) Discontinued Operations                       (24)         (1,242)      (1,227)
                                                         --------        --------    --------

Cumulative effect of changes in accounting
   principles:
       Other postemployment benefits                        (56)              -            -
       Other postretirement benefits                          -            (742)           -
       Income taxes                                           -             404            -

Net Income (loss)                                         ($326)        ($1,394)     ($1,086)
                                                         =======        ========    =========

Dividend requirements for Series B
    preferred stock                                          50              28            0

Net income (loss) applicable to common stock              ($376)        ($1,422)     ($1,086)
                                                         ========       ========     ========

Average shares outstanding - primary                        353             346          314
Average shares outstanding - fully diluted                  353             346          314

Primary earnings (loss) per common share:
   Continuing Operations                                 ($0.84)          $0.46        $0.45
   Discontinued Operations                               ($0.07)         ($3.59)      ($3.91)
   Cumulative effect of changes in
       accounting principles                             ($0.16)         ($0.98)       $0.00
                                                         --------       --------     --------

   Primary earnings (loss) per common share              ($1.07)         ($4.11)      ($3.46)
                                                         =======        ========     ========

Fully diluted earnings (loss) per common share:
   Continuing Operations                                 ($0.84)          $0.46        $0.45
   Discontinued Operations                               ($0.07)         ($3.59)      ($3.91)
   Cumulative effect of changes in
       accounting principles                             ($0.16)         ($0.98)       $0.00
                                                         --------       --------     -------

   Fully diluted earnings (loss) per common share        ($1.07)         ($4.11)      ($3.46)
                                                         ========       =========    =======